Morgan Stanley Developing Growth Securities Inc
                          Item 77(O) 10F-3 Transactions
                       April 1, 2003 - September 30, 2003



 Security   Purcha   Size    Offeri   Total   Amount   % of    % of
Purchased     se/     of       ng    Amount     of    Offeri   Fund   Brokers
             Trade  Offeri   Price     of     Shares    ng      s
             Date     ng       of   Offering  Purcha  Purcha   Tota
                             Shares             sed     sed     l
                                                By      By     Asse
                                               Fund    Fund     ts


  PETCO                                                               Goldman
  Animal    05/22/  9,000,   $19.65 $176,850  24,900  0.277%   0.13   Sachs &
Supplies,     03      000             ,000                      1%   Co, Morgan
   Inc                                                                Stanley,
                                                                       Lehman
                                                                     Brothers,
                                                                        Bear
                                                                     Stearns &
                                                                      Co Inc,
                                                                     CIBC World
                                                                      Markets,
                                                                     Citigroup
                                                                      and UBS
                                                                      Warburg



                                                                       Morgan
                                                                      Stanley,
 Seagate                                                             Citigroup,
Technology  07/24/  60,000   $18.75 $1,125,0  40,100  0.067%   0.18     Bear
             2003    ,000              00,                      5%   Stearns &
                                       000                            Co Inc,
                                                                       Lehman
                                                                     Brothers,
                                                                      Merrill
                                                                      Lynch &
                                                                       Co, JP
                                                                     Morgan and
                                                                      Goldman
                                                                     Sachs & Co


                                                                     Citigroup,
                                                                      Merrill
 Amphenol   08/15/  8,700,   $50.00 $435,000   7,600  0.087%   0.09   Lynch &
Corporatio    03      000             ,000                      4%   Co, Morgan
    n                                                                 Stanley,
                                                                       Lehman
                                                                     Brothers,
                                                                        UBS
                                                                     Investment
                                                                       Bank,
                                                                      Deutsche
                                                                        Bank
                                                                     Securities
                                                                        , JP
                                                                     Morgan and
                                                                       Thomas
                                                                       Weisel
                                                                      Partners
                                                                        LLC